UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

EQRX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40312	86-1691173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-315-2255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EQRX	The Nasdaq Global Market
Warrants to purchase one share of common stock at an exercise price of $11.50	EQRXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Board of Directors of EQRx, Inc. (EQRx) established that the 2022 Annual Meeting of Stockholders of EQRx will be held on Friday, September 30, 2022. The record date for the determination of EQRx stockholders entitled to receive notice of and to vote at the 2022 Annual Meeting will be the close of business on Friday, August 5, 2022. Because the date of the 2022 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2021 Special Meeting, in lieu of an Annual Meeting, of Stockholders, which was held on December 16, 2021, EQRx is hereby providing notice, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the Exchange Act), of the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any stockholder nomination or proposal outside of Rule 14a-8 via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by the close of business on Friday, July 29, 2022, to EQRx’s Corporate Secretary at EQRx’s principal executive offices at 50 Hampshire Street, Cambridge, MA 02139. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the proxy materials for the 2022 Annual Meeting must also comply with EQRx’s bylaws and all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or any other matter of business at the 2022 Annual Meeting not to be included in EQRx’s proxy materials for the 2022 Annual Meeting, must also ensure that notice of any such proposal (including any additional information specified in EQRx’s bylaws) is received by the Corporate Secretary at EQRx’s principal executive offices by the close of business on July 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQRX, INC.

Date: July 15, 2022	By:	/s/ Melanie Nallicheri
	Name:	Melanie Nallicheri
	Title:	President and Chief Executive Officer